SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2005

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10043
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01. Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description
1.01	Terms Agreement, dated July 25, 2005, among Citigroup Funding Inc., Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of Citigroup Funding Inc.’s Enhanced Income Strategy SM Principal-Protected Notes with Income and Appreciation Potential Linked to the 2005-6 Dynamic Portfolio IndexSM Due January 28, 2011.

4.01	Form of Note for Citigroup Funding Inc.’s Enhanced Income StrategySM Principal-Protected Notes with Income and Appreciation Potential Linked to the 2005-6 Dynamic Portfolio IndexSM Due January 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2005	CITIGROUP INC.

	By:	/s/ Charles E. Wainhouse
	Name:	Charles E. Wainhouse
	Title:	Assistant Treasurer